EXHIBIT 10.30

                            COLLATERAL ASSIGNMENT OF
             CONSTRUCTION DOCUMENTS, CONTRACTS, LICENSES AND PERMITS

                 Project Commonly Known as "Scottsdale Quarter"

     THIS COLLATERAL ASSIGNMENT OF CONSTRUCTION DOCUMENTS, CONTRACTS, LICENSES AND PERMITS ("Assignment"), dated as of November 30, 2007, is made by between KIERLAND CROSSING, LLC, a Delaware limited liability company ("Assignor"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, not individually but as Administrative Agent (the "Assignee") on behalf of and for the benefit of the Lenders (as defined in the Loan Agreement) and their respective successors and assigns.

                                 R E C I T A L S
                                 ---------------

     A. On or about the date hereof Assignor, Assignee and Lenders entered into that certain Construction, Acquisition and Interim Loan Agreement ("Loan Agreement") whereby Lenders agreed to make a secured construction loan (the "Loan") available to Assignor in the maximum aggregate amount at any time outstanding not to exceed the sum of Two Hundred Twenty Million and No/100ths Dollars ($220,000,000.00) to finance the acquisition, development and construction of a 631,816 square foot mixed use/lifestyle center located at 15101 North Scottsdale Road in Scottsdale, Arizona to be known as "Scottsdale Crossing" (the "Project"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     B. In connection with the Loan, Assignor has executed and delivered one or more promissory notes (collectively, the "Notes") in favor of Lenders of even date herewith in the aggregate amount of the Loan, payment of which is secured by (i) a Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made by Assignor for the benefit of Assignee on the Project, and
(ii) the other Loan Documents.

     C. The execution and delivery of this Assignment is a condition precedent to the performance by Lender of its obligations under the Loan Agreement.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the recitals set forth above and incorporated herein, and for other good and valuable consideration, Assignor agrees as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee all the right, title and interest of Assignor, if any, now or hereafter acquired in and to the following relating to the Project:

          a. the general contract between Assignor and General Contractor, pertaining to the construction of Phase I of the Improvements and all onsite and offsite improvements for the Project, dated as of _____________, 2007 (together with any and all extensions, modifications, amendments, replacements and renewals thereof, the "General Contract");

          b. all other contracts and all subcontracts, together with any and all extensions, modifications, amendments and renewals thereof, which are entered into by Assignor or the General Contractor in connection with the performance of the work or the supply of the materials required for the Construction;

          c. the architectural services agreement between Assignor and the Architect, together with all other architectural, engineering and other design contracts related to the Construction;

          d. all plans, specifications and other design and construction documents for the Construction, including, but not limited to, the Plans and Specifications;

          e. all guarantees, warranties and other undertakings covering the quality or performance of the work or the quality of the materials required by the General Contract, or such other contracts and subcontracts;

          f. to the extent assignable, all building permits, governmental permits, licenses, and authorizations now or hereafter issued and all tradenames, trademarks and logos used in connection with the Construction and the development or operation of the Improvements;

          g. the Agreement between Assignor and the Engineer for Services dated as of October 3, 2007 with respect to civil engineering services for the Project;

          h. the Exclusive Leasing Listing Agreement with CB Richard Ellis dated April 18, 2007 with respect to the leasing of office space in the Project;

          i. the Leasing Agreement with The Corritore Company dated as of May 7, 2007 with respect to the leasing of retail space in the Project; and

          j. all other contracts, licenses, permits, approvals, agreements and warranties, together with all proceeds, products, accounts, contract rights and general intangibles related thereto, which are in any manner related to the Project.

The items referred to in subsections (a) through (g) above are sometimes hereinafter collectively referred to as the "Construction Documents." The items referred to in subsections (a) through (j) above are sometimes hereinafter collectively referred to as the "Assigned Contracts and Permits."

     This Assignment is given for the purpose of securing the payment of all sums, including, without limitation, the payment of principal and interest due under the Notes, now or at any time due Assignee and Lenders under the Loan Agreement or any other Loan Documents evidencing or securing the Loan, and any extensions, modifications, amendments and renewals thereof, and the performance and discharge of the obligations, covenants, conditions, and agreements of Assignor contained herein and in the Loan Documents.

     2. Assignor agrees:

          a. To faithfully abide by, perform and discharge each and every obligation, covenant, condition and agreement of the Assigned Contracts and Permits to be performed by Assignor and to enforce performance by the other party thereto of each and every obligation, covenant, condition and agreement to be performed by such other party.

          b. That the occurrence of an Event of Default by Assignor under the Loan Agreement shall constitute an "Event of Default" hereunder.

          c. Upon the occurrence and during the continuation of any Event of Default hereunder, Assignee shall have all rights granted to Assignee under the Loan Documents, and Assignee shall have the right (but not the obligation) to correct any default in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant, condition and agreement of Assignor under the Assigned Contracts and Permits, and, in exercising any such powers, to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees and expenses. Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Assigned Contracts and Permits, or by reason of this Assignment.

          d. At any time after the occurrence and during the continuation of an Event of Default, Assignee may, at its option, without notice, and without regard to the adequacy of security for the indebtedness hereby secured, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court at any time hereafter, enforce for its own benefit the Assigned Contracts and Permits, or any of them. The exercise of any rights under this Assignment shall not be deemed to cure or waive any default under any of the Loan Documents, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice.

          e. That the General Contractor, the Architect and any other parties to the Assigned Contracts and Permits, upon written notice from Assignee of the occurrence and during the continuation of an Event of Default, shall be and are hereby authorized by Assignor to perform for the benefit of Assignee in accordance with the terms and conditions thereof without any obligation to determine whether or not such an Event of Default has in fact occurred.

          f. Should Assignee or any Lender incur any liability (other than, in each case, on account of Assignee's or such Lender's gross negligence or willful misconduct) by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof, including, without limitation, reasonable costs, expenses and reasonable attorneys' fees and expenses shall be secured hereby and by the Deed of Trust and all other Loan Documents (whether or not such amount, when aggregated with other sums secured by the Deed of Trust, exceeds the aggregate face amount of the Notes) and shall be due and payable immediately upon demand by Assignee. During the occurrence and continuation of any Event of Default, any amounts incurred by Administrative Agent or any Lender under this Section 2.f shall bear interest at the Default Rate from the date paid or incurred by Assignee or such Lender until repaid by Assignor. In the absence of an Event of Default, any amounts incurred by Administrative Agent or any Lender under this Section 2.f shall bear interest from the tenth (10th) Banking Day following the date of demand for payment at the Default Rate.

          g. That this Assignment shall be assignable by Assignee to any successor to Assignee under the Loan Agreement and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and shall inure to the benefit of, Assignor, Assignee, each person who at any time is a Lender, and their respective legal representatives, successors and assigns.

     3. Assignor further hereby covenants and represents to Assignee that (a) Assignor has not previously assigned, sold, pledged, transferred, mortgaged, hypothecated or otherwise encumbered the Assigned Contracts and Permits or any of them, or its right, title and interest therein, (b) Assignor shall not assign, sell, pledge, transfer, mortgage, hypothecate or otherwise encumber its interests in the Assigned Contracts and Permits or any of them except to the Lenders under the Loan Documents, (c) Assignor has not knowingly performed any act which might prevent Assignor from performing its undertakings hereunder or which might prevent Assignee from operating under or enforcing any of the terms and conditions hereof or which would limit Assignee in such operation or enforcement, (d) Assignor is not in default under the Assigned Contracts and Permits, or any of them, and to the best knowledge of Assignor, no other party to the respective Assigned Contracts and Permits is in default thereunder except as disclosed in writing to Assignee, (e) except as provided in the Loan Agreement, no amendments to any of the Assigned Contracts and Permits will be made without the prior written consent of Assignee, and (f) on or before the date hereof with respect to the existing Assigned Contracts and Permits, and on or about the date of the execution of any future Construction Documents, Assignor will deliver a copy of such Construction Documents (or an original at Assignee's request) to Assignee and will use commercially reasonable efforts to cause such of the parties thereto as Assignee may designate to execute and deliver to Assignee a consent to this Assignment, such consent to be substantially in the applicable form of Consent and Agreement attached hereto as Exhibit A.

     4. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed sufficiently given when delivered or mailed in the manner set forth in the Loan Agreement.

     5. Any provision in the Loan Agreement that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment. In the event of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. A provision in this Assignment shall not be deemed to be inconsistent with the Loan Agreement by reason of the fact that no provision in the Loan Agreement covers such provision in this Assignment.

     6. This Assignment is made for collateral purposes only and the duties and obligations of Assignor under this Assignment shall terminate when all sums due Assignee and/or Lenders under the Loan Documents are paid in full and all obligations, covenants, conditions and agreements of Assignor contained in the Loan Documents are performed and discharged. This assignment shall be governed by, and construed in accordance with, the laws of the State of Ohio, without regard to the choice of law provisions thereof.

     7. It is expressly intended, understood and agreed that this Assignment and the other Loan Documents are made and entered into for the sole protection and benefit of Assignor, Assignee, and Lenders and their respective successors and assigns (but in the case of assigns of Assignor, only to the extent permitted hereunder); that no other person or persons shall have any right at any time to action hereon or rights to the proceeds of the loan evidenced and secured by the Loan Documents; that such loan proceeds do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any such undisbursed loan proceeds at any time; and that Assignee on behalf of Lenders shall have a lien upon and right to direct application of any such undisbursed loan proceeds as provided in the Loan Documents.

     8. Assignor and Assignee intend and believe that each provision in this Assignment comports with all applicable local, state or federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Assignment to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Assignor and Assignee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein and that the rights, obligations and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

     9. Each Lender is a third party beneficiary of the obligations of Assignor and the rights and benefits accruing to Assignee hereunder.

                  [Remainder of page left intentionally blank.]

     IN WITNESS WHEREOF, Assignor has delivered this Assignment as of the date first written above.

                             KIERLAND CROSSING, LLC,
                             a Delaware limited liability company

                             By: GLIMCHER KIERLAND CROSSING, LLC, a Delaware limited liability company, its Managing Member

                             By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its Sole Member

                             By:  GLIMCHER PROPERTIES CORPORATION,
                                  a Delaware corporation, its General Partner


                                  By:  /s/ George A. Schmidt
                                      ---------------------------------
                                  Name: George A. Schmidt
                                  Its:  Executive Vice President

                                    EXHIBIT A
                                    ---------

                      CONTRACTOR'S AGREEMENT AND CONSENT TO
                      ASSIGNMENT OF CONSTRUCTION DOCUMENTS

     The undersigned ("Contractor") as general contractor under the general contract for Phase I of Scottsdale Crossing between Kierland Crossing, LLC (the "Owner") and Contractor, dated ______________, 2007, as amended from time to time (the "Agreement") which is one of the Construction Documents referred to in that certain Collateral Assignment of Construction Documents, Contracts, Licenses and Permits dated as of November __, 2007 ("Assignment") made by Owner to KeyBank National Association, as Administrative Agent (the "Assignee") on behalf of and for the benefit of certain lending institutions, hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred and is continuing under the Assignment, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the Owner under the Agreement.

     For purposes of the Assignment, all notices, demands or documents which are required or permitted to be given or served upon the undersigned or Assignee shall be deemed to have been properly given if hand delivered or, if mailed by United States registered or certified mail, postage prepaid, return receipt requested (effective three (3) days after mailing), addressed as follows:

     If to the undersigned:  _________________________________
                             _________________________________
                             _________________________________
                             Attention:_______________________
                             Telephone:_______________________
                             Facsimile:_______________________

     If to Assignee:         KeyBank National Association
                             127 Public Square
                             Mail Code OH-01-27-0844
                             Cleveland, Ohio  44114-1306
                             Attention: Real Estate Capital, Institutional Group
                             Telephone  (216) 689-4660
                             Facsimile  (216) 689-5819

     With a copy to:         Sonnenschein Nath & Rosenthal LLP
                             7800 Sears Tower
                             Chicago, Illinois  60606
                             Attention: Patrick G. Moran
                             Telephone: (312) 876-8132
                             Facsimile: (312) 876-7934

     The undersigned also agrees that in the event of a breach by Owner of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such thirty (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

     It is expressly understood that Assignee neither assumes nor has any obligation to Contractor to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Contractor agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Contractor as against Assignee under the Agreement or under this Consent shall be a suit against Owner and enforcement of Contractor's lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Contractor shall have no obligation to continue construction on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Contractor for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

     Contractor acknowledges that the execution and delivery of this Agreement and Consent to Assignment ("Consent") is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.


                                        _______________________________


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                      ARCHITECT'S AGREEMENT AND CONSENT TO
                      ASSIGNMENT OF CONSTRUCTION DOCUMENTS

     The undersigned ("Architect") as architect under the architectural service contract between Kierland Crossing, LLC and Architect, dated ______________, 2007, as amended (the "Agreement") which is one of the Construction Documents referred to in that certain Collateral Assignment of Construction Documents, Contracts, Licenses and Permits dated as of November __, 2007 ("Assignment") made by Owner to KeyBank National Association, as Administrative Agent (the "Assignee"), on behalf of and for the benefit of certain lending institutions, hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred and is continuing under the Assignment, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

     For purposes of the Assignment, all notices, demands or documents which are required or permitted to be given or served upon the undersigned or Assignee shall be deemed to have been properly given if hand delivered or, if mailed by United States registered or certified mail, postage prepaid, return receipt requested (effective three (3) days after mailing), addressed as follows:

     If to the undersigned:  _________________________________
                             _________________________________
                             _________________________________
                             Attention:_______________________
                             Telephone:_______________________
                             Facsimile:_______________________

     If to Assignee:         KeyBank National Association
                             127 Public Square
                             Mail Code OH-01-27-0844
                             Cleveland, Ohio  44114-1306
                             Attention: Real Estate Capital, Institutional Group
                             Telephone: (216) 689-4660
                             Facsimile: (216) 689-5819

     With a copy to:         Sonnenschein Nath & Rosenthal LLP
                             7800 Sears Tower
                             Chicago, Illinois  60606
                             Attention: Patrick G. Moran
                             Telephone: (312) 876-8132
                             Facsimile: (312) 876-7934

     The undersigned also agrees that in the event of a breach by Owner of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

     It is expressly understood that Assignee neither assumes nor has any obligation to Architect to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Architect agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Architect as against Assignee under the Agreement or under this Consent shall be a suit against Owner and enforcement of Architect's lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Architect shall have no obligation to continue work under the Agreement on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Architect for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

     Architect acknowledges that the execution and delivery of this Agreement and Consent to Assignment ("Consent") is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

                                        _______________________________


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                        BROKER'S AGREEMENT AND CONSENT TO
                      ASSIGNMENT OF CONSTRUCTION DOCUMENTS

     The undersigned ("Broker") as Broker under the Exclusive Leasing Listing Agreement between Kierland Crossing, LLC and Broker, dated April 18, 2007, as amended (the "Agreement") which is one of the Assigned Contracts and Permits referred to in that certain Collateral Assignment of Construction Documents, Contracts, Licenses and Permits dated as of November __, 2007 ("Assignment") made by Owner to KeyBank National Association, as Administrative Agent (the "Assignee"), on behalf of and for the benefit of certain lending institutions, hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred and is continuing under the Assignment, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

     For purposes of the Assignment, all notices, demands or documents which are required or permitted to be given or served upon the undersigned or Assignee shall be deemed to have been properly given if hand delivered or, if mailed by United States registered or certified mail, postage prepaid, return receipt requested (effective three (3) days after mailing), addressed as follows:

     If to the undersigned:  _________________________________
                             _________________________________
                             _________________________________
                             Attention:_______________________
                             Telephone:_______________________
                             Facsimile:_______________________

     If to Assignee:         KeyBank National Association
                             127 Public Square
                             Mail Code OH-01-27-0844
                             Cleveland, Ohio  44114-1306
                             Attention: Real Estate Capital, Institutional Group
                             Telephone: (216) 689-4660
                             Facsimile: (216) 689-5819

     With a copy to:         Sonnenschein Nath & Rosenthal LLP
                             7800 Sears Tower
                             Chicago, Illinois  60606
                             Attention: Patrick G. Moran
                             Telephone: (312) 876-8132
                             Facsimile: (312) 876-7934

     The undersigned also agrees that in the event of a breach by Owner of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

     It is expressly understood that Assignee neither assumes nor has any obligation to Broker to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Broker agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Broker as against Assignee under the Agreement or under this Consent shall be a suit against Owner and enforcement of Broker's lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Broker shall have no obligation to continue to perform under the Agreement on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Broker for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

     Broker acknowledges that the execution and delivery of this Agreement and Consent to Assignment ("Consent") is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

                                        CB Richard Ellis


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                        BROKER'S AGREEMENT AND CONSENT TO
                             ASSIGNMENT OF CONTRACT

     The undersigned ("Broker") as retail leasing agent under the Leasing Agreement between Kierland Crossing, LLC and Broker, dated May 7, 2007, as amended (the "Agreement") which is one of the Assigned Contracts and Permits referred to in that certain Collateral Assignment of Construction Documents, Contracts, Licenses and Permits dated as of November __, 2007 ("Assignment") made by Owner to KeyBank National Association, as Administrative Agent (the "Assignee"), on behalf of and for the benefit of certain lending institutions, hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred and is continuing under the Assignment, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

     For purposes of the Assignment, all notices, demands or documents which are required or permitted to be given or served upon the undersigned or Assignee shall be deemed to have been properly given if hand delivered or, if mailed by United States registered or certified mail, postage prepaid, return receipt requested (effective three (3) days after mailing), addressed as follows:

     If to the undersigned:  _________________________________
                             _________________________________
                             _________________________________
                             Attention:_______________________
                             Telephone:_______________________
                             Facsimile:_______________________

     If to Assignee:         KeyBank National Association
                             127 Public Square
                             Mail Code OH-01-27-0844
                             Cleveland, Ohio  44114-1306
                             Attention: Real Estate Capital, Institutional Group
                             Telephone: (216) 689-4660
                             Facsimile: (216) 689-5819

     With a copy to:         Sonnenschein Nath & Rosenthal LLP
                             7800 Sears Tower
                             Chicago, Illinois  60606
                             Attention: Patrick G. Moran
                             Telephone: (312) 876-8132
                             Facsimile: (312) 876-7934

     The undersigned also agrees that in the event of a breach by Owner of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

     It is expressly understood that Assignee neither assumes nor has any obligation to Broker to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Broker agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Broker as against Assignee under the Agreement or under this Consent shall be a suit against Owner and enforcement of Broker's lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Broker shall have no obligation to continue to perform under the Agreement on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Broker for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

     Broker acknowledges that the execution and delivery of this Agreement and Consent to Assignment ("Consent") is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

                                        The Corritore Company


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                       ENGINEER'S AGREEMENT AND CONSENT TO
                      ASSIGNMENT OF CONSTRUCTION DOCUMENTS

     The undersigned ("Engineer") as engineer under the Agreement Between Client and DEA for Services between Kierland Crossing, LLC and Engineer, dated October 3, 2007, (the "Agreement") which is one of the Construction Documents referred to in that certain Collateral Assignment of Construction Documents, Contracts, Licenses and Permits dated as of November ___, 2007 ("Assignment") made by Owner to KeyBank National Association, as Administrative Agent (the "Assignee"), on behalf of and for the benefit of certain lending institutions, hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred and is continuing under the Assignment, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

     For purposes of the Assignment, all notices, demands or documents which are required or permitted to be given or served upon the undersigned or Assignee shall be deemed to have been properly given if hand delivered or, if mailed by United States registered or certified mail, postage prepaid, return receipt requested (effective three (3) days after mailing), addressed as follows:

     If to the undersigned:  David Evans and Associates, Inc.
                             _________________________________
                             _________________________________
                             Attention:_______________________
                             Telephone:_______________________
                             Facsimile:_______________________

    If to Assignee:          KeyBank National Association
                             127 Public Square
                             Mail Code OH-01-27-0844
                             Cleveland, Ohio  44114-1306
                             Attention: Real Estate Capital, Institutional Group
                             Telephone: (216) 689-4660
                             Facsimile: (216) 689-5819

    With a copy to:          Sonnenschein Nath & Rosenthal LLP
                             7800 Sears Tower
                             Chicago, Illinois  60606
                             Attention: Patrick G. Moran
                             Telephone: (312) 876-8132
                             Facsimile: (312) 876-7934

     The undersigned also agrees that in the event of a breach by Owner of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

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     It is expressly understood that Assignee neither assumes nor has any obligation to Architect to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Architect agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Architect as against Assignee under the Agreement or under this Consent shall be a suit against Owner and enforcement of Architect's lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Architect shall have no obligation to continue work under the Agreement on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Architect for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

     Architect acknowledges that the execution and delivery of this Agreement and Consent to Assignment ("Consent") is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

                                        DAVID EVANS AND ASSOCIATES, INC.

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________


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